UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2009

Cardo Medical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21419	23-2753988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9701 Wilshire Blvd., Suite 1100
Beverly Hills, California    90212
(Address of principal executive offices including zip code)

(310) 274-2036
(Registrant's telephone number, including area code)

            N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

The information called for by this item is contained in Item 3.02 below, which is incorporated herein by reference.

Item 3.02.    Unregistered Sales of Equity Securities.

On October 27, 2009, Cardo Medical, Inc., (the "Company") sold 9,949,276 shares of common stock, par value $0.001 per share of the Company ("Common Stock"), to 45 investors at a purchase price of $0.35 per share for aggregate gross proceeds of $3,482,250.20 as part of a private placement for maximum gross proceeds of $6,500,000.

The Company is relying on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), for the issuance of shares of common stock in the Company, which exception the Company believes is available because the securities were not offered pursuant to a general solicitation and the status of the investors as "accredited investors" as defined in Regulation D of the Securities Act.

In connection with the purchase of shares of common stock in the private placement offering, the Company entered into a Registration Rights Agreement, dated October 27, 2009, with the investors of the private placement offering (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the investors will be entitled to registration rights for the shares of common stock purchased in the private placement offering. The Company will prepare and file a registration statement on Form S-1 covering the resale of all of the shares of common stock purchased in the private placement offering or a lesser amount pursuant to Rule 415 under the Securities Act and the rules and regulations thereunder, or any similar successor rule providing for offering securities on a continuous or delayed basis. The Company will use commercially reasonable efforts to have the registration statement on Form S-1 declared effective by the Securities and Exchange Commission ("SEC") as soon as practicable, but in no event later than the one hundred twenty (120) calendar days after the final closing date or one hundred fifty (150) calendar days if the SEC reviews the registration statement. If all of the shares of common stock purchased in the private placement offering are not covered under the initial registration statement, the Company will prepare and file with the SEC an additional registration statement on Form S-1 covering the resale of the additional shares. A copy of the form of registration rights agreement is attached.

The description of the form of Registration Rights Agreement is not complete and is qualified in its entirety by the terms and conditions of the form of Registration Rights Agreement, a copy of which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

The securities sold have not been registered under the Securities Act of 1933 and these securities may not be offered or sold in the United States by the purchasers absent registration under the Securities Act of 1933 or an applicable exemption from registration requirements. This report shall not constitute an offer to sell or the solicitation of an offer to buy any of our securities.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Registration Rights Agreement, dated October 27, 2009, by and among Cardo Medical, Inc. and the purchases signatory thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 29, 2009

Cardo Medical, Inc.

By: /s/ Derrick Romine

Derrick Romine
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Registration Rights Agreement, dated October 27, 2009, by and among Cardo Medical, Inc. and the purchases signatory thereto. Also provided in PDF format as a courtesy.